Exhibit 99.127

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

IN RE:		DEBTOR IN POSSESSION INTERIM STATEMENT
	Superior National Insurance Group	STATEMENT NO. 18
FOR THE PERIOD FROM: 1-Sep-01
TO: 30-Sep-01
DEBTOR
CHAPTER 11 CASE NO. SV00-14099-GM

		DIP Payroll Account	DIP WCMA/MLIF Account	DIP Operating Account	Pre-Petition Payroll Account	Pre-Petition Operating Account Imperial Bank	Pre-Petition Operating Account Bank of Bermuda	Pre-Petition Investment Account

CASH ACTIVITY ANALYSIS					CLOSED 5/12/00	CLOSED 5/15/00	CLOSED 5/19/00	CLOSED 5/31/00
A.	Total Receipts Per All Prior Interim Statements	$8,084,060.69	$4,964,984.51	$555,319.36	$127,139.87	$84.46	$45.84	$12.16

B.	Less: Total Disbursements Per All Prior Interim Statements	$8,081,553.16	$4,399,935.11	$494,224.15	$127,139.87	$84.46	$45.84	$12.16

C.	Beginning Balance	$2,507.53	$565,049.40	$61,095.21	$0.00	$0.00	$0.00	$0.00

D.	Receipts During Current Period Per Attached Schedule	$85,620.89	$16,661.51	$100,000.00	$0.00	$0.00	$0.00	$0.00

E.	Balance Available	$88,128.42	$581,710.91	$161,095.21	$0.00	$0.00	$0.00	$0.00

F.	Less: Disbursements During Period Per Attached Schedule	$64,185.77	$269,852.05	$154,894.23	$0.00	$0.00	$0.00	$0.00

G.	Ending Balance	$23,942.65	$311,858.86	$6,200.98	$0.00	$0.00	$0.00	$0.00

H.	ACCOUNT INFORMATION
	(1).	DIP Payroll Account
		(a) Depository Name and Location	Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
		(b) Account Number	15818-20438
	(2).	DIP WCMA/MLIF Account
		(a) Depository Name and Location	Merrill Lynch, 10 West Second Street, #400, Dayton, OH 45402
		(b) Account Number	77M07W63
	(3).	DIP Operating Account
		(a) Depository Name and Location	Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
		(b) Account Number	15815-16527
	(4).	Pre-Petition Payroll Account
		(a) Depository Name and Location	Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
		(b) Account Number	14173-04996 CLOSED 5/12/00
	(5).	Pre-Petition Operating Account
		(a) Depository Name and Location	Imperial Bank, 226 Airport Parkway, San Jose, CA 95110
		(b) Account Number	17-061-275 CLOSED 5/15/00
	(6).	Pre-Petition Operating Account
		(a) Depository Name and Location	Bank of Bermuda, 6 Front Street, Hamilton HM 11, Bermuda
		(b) Account Number	1010-584560 CLOSED 5/19/00
	(7).	Pre-Petition Investment Account
		(a) Depository Name and Location	Bank of New York, 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017
		(b) Account Number	350776 CLOSED 5/31/00
I.	Other Monies On Hand: None

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above
Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated:	10/24/2001	Signed:	/s/ ALEX CORBETT

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

IN RE:		DEBTOR IN POSSESSION INTERIM STATEMENT
	Superior National Insurance Group	STATEMENT NO. 18
FOR THE PERIOD FROM: 1-Sep-01
TO: 30-Sep-01
DEBTOR
CHAPTER 11 CASE NO. SV00-14099-GM

		Pre-Petition MLIF Account	Pre-Petition Monarch Funds Account	Pre-Petition Preemptive Rights Holding Account	Pre-Petition Operating Account Chase	Pre-Petition Equity Account	Pre-Petition Concentration Acct Bank of America	Pre-Petition Accounts Payable Bank of America

CASH ACTIVITY ANALYSIS		CLOSED 6/6/00	CLOSED 6/6/00	CLOSED 5/15/00	CLOSED 5/18/00	CLOSED 5/15/00	CLOSED 5/10/00	CLOSED 5/15/00
A.	Total Receipts Per All Prior Interim Statements	$1,215,440.20	$173.00	$0.00	$0.00	$0.00	$0.00	$0.00

B.	Less: Total Disbursements Per All Prior Interim Statements	$1,215,439.74	$173.00	$0.00	$0.00	$0.00	$0.00	$0.00

C.	Beginning Balance	$0.46	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

D.	Receipts During Current Period Per Attached Schedule	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

E.	Balance Available	$0.46	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

F.	Less: Disbursements During Period Per Attached Schedule	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

G.	Ending Balance	$0.46	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

H. ACCOUNT INFORMATION
(7).	Pre-Petition MLIF Account
	(a) Depository Name and Location	Merrill Lynch, 10 West Second Street, #400, Dayton, OH 45402
	(b) Account Number	77M07K15 CLOSED 6/6/00
(8).	Pre-Petition Monarch Funds Account
	(a) Depository Name and Location	Imperial Bank-Monarch Funds, PO Box 446, Portland, ME 04112
	(b) Account Number	10-00054585-31-01 CLOSED 6/6/00
(9).	Pre-Petition Preemptive Rights Holding Account
	(a) Depository Name and Location	Imperial Bank-Monarch Funds, PO Box 446, Portland, ME 04112
	(b) Account Number	17-108-832 CLOSED 5/15/00
(10).	Pre-Petition Operating Account
	(a) Depository Name and Location	Chase Manhattan Bank, 4 Chase MetroTech Center, 18th Floor, Brooklyn, NY 11245
	(b) Account Number	910-2-662864 CLOSED 5/18/00
(11).	Pre-Petition Equity Account
	(a) Depository Name and Location	Chase Manhattan Bank, 4 Chase MetroTech Center, 18th Floor, Brooklyn, NY 11245
	(b) Account Number	910-2-662856 CLOSED 5/15/00
(12).	Pre-Petition Concentration Account
	(a) Depository Name and Location	Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
	(b) Account Number	14173-04939 CLOSED 5/10/00
(13).	Pre-Petition Accounts Payable Account
	(a) Depository Name and Location	Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
	(b) Account Number	77650-01167 CLOSED 5/15/00